GEMINI LEARNING SYSTEMS INC.
                Financial Statements (Unaudited - See Notice to Reader)
                                    May 31, 1999









Glen J. Diduck
Chartered Accountant

GLEN J. DIDUCK
CHARTERED ACCOUNTANT
                                                    1603 10th Avenue S.W
                                                    Calgary, Alberta T3C OJ7
                                                    FAX-(403)244-7030
                                                    TEL.-(403) 244-4757


                                Notice to Reader


I have compiled the balance sheet of Gemini Learning Systems Inc. as at May 31, 1999 and the statement of loss and retained earnings for the year then ended from information provided by management. I have not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information. Readers are cautioned that these statements may not be appropriate for their purposes.



                                                      /s/Glen J. Diduck/s/
July 13, 1999                                         CHARTERED ACCOUNTANT
Calgary, Alberta

Gemini Learning Systems Inc.
Balance Sheet as at May 31, 1999
(Unaudited - See Notice to Reader)

                                        1999                    1998

                                ASSETS

CURRENT
Cash                           $       2,375           $           -
Accounts receivable                   24,533                  29,085
Prepaid expense. and
sundry assets                          3,409                   3,409
Income taxes recoverable              94,650                  84,172
                                     124,967                 116,666

RESEARCH AND DEVELOPMENT           1,392,316               1,188,748
Less accumulated amortization        516,593                 377,361
                                     875,723                 811,387

CAPITAL ASSETS                        21,808                  32,025

                               $   1,022,498           $     960,078

                                LIABILITIES
CURRENT
Bank indebtedness              $           -           $       6,949
Accounts payable and accrued
liabilities                           66,411                  82,427
Capital Lease Obligations              1,515                   7,144
                                      67,926                  96,520
LONG-TERM DEBT
Capital lease obligations,
net of current portion         $           -           $       1,516
Notes payable                         61,470                  68,523
Due to shareholders                   48,875                  26,575
                                     178,271                 193,134

                                SHAREHOLDERS' EQUITY

CAPITAL STOCK
Authorized
26,000 common shares
issued
1,000 common shares                       10                      10
RETAINED EARNINGS                    844,217                 766,934
                                     844,227                 766,944
                               $   1,022,498           $     960,078

Gemini Learning Systems Inc.
Statement of Loss and Retained Earnings
for the year ended May 31, 1999
(Unaudited - See Notice to Reader)



                                        1999                    1998

REVENUE                       $      250,143          $      142,594


GENERAL AND ADMINISTRATIVE
EXPENSES
Wages and benefits                   177,233                 125,516
Consulting, sub-contract and
materials                             66,617                  74,653
Office                                38,821                  30,406
Rent                                  25,258                  26,710
Bank Charges and Interest              7,860                  14,484
Telephone                              5,842                   8,187
Travel                                 5,363                   7,375
Automotive                             3,250                   2,925
Bad debts                                  -                     884
Amortization                         149,449                 132,213
Capitalization of research &
development                         (217,936)               (243,759)

                                     261,757                 179,594

LOSS BEFORE OTHER                    (10,614)                (37,000)


OTHER

Recovery of scientific
research tax credit:                  88,897                  84,172

NET INCOME                            77,283                  47,172


RETAINED EARNINGS, beginning
of year                              766,934                 719,762

RETAINED EARNINGS, end
of year                        $     844,217           $     766,934

                        GEMINI LEARNING SYSTEMS INC,
                           Financial Statements
                     (Unaudited - See Notice to Reader)
                                AS RESTATED
                                May 31, 1998








                                                        Glen J. Diduck
                                                        Chartered Accountant

GLEN J. DIDUCK
CHARTERED ACCOUNTANT                            1603 10TH AVENUE S.W.
                                                CALGARY,ALBERTA T3C OJ7
                                                FAX. (403) 244-7030
                                                TEL. (403) 244-4757






                              Notice to Reader

                                AS RESTATED


I have compiled the balance sheet of Gemini Learning Systems Inc. as at May 31, 1998 and the statement of income and retained earnings for the year then ended from information provided by management. I have not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information. Readers are cautioned that these statements may not be appropriate for their purposes.







                                                        /s/ GLEN J. DIDUCK/s/
December 1, 1998                                        CHARTERED ACCOUNTANT

Gemini Learning System Inc.
Statement of Loss and Retained Earnings (Deficit) for the year ended May 31, 1998
(Unaudited - See Notice to Reader)
As Restated

                                        1998                    1997

REVENUE                        $     142,594           $     219,356

GENERAL AND ADMINISTRATIVE
EXPENSES
Wages and benefits                   125,516                 114,362
Consulting, sub-contract and
materials                             74,653                  50,116
Office                                30,406                  30,607
Rent                                  26,710                  20,773
Bank Charges and Interest             14,484                  20,205
Telephone                              8,187                   8,220
Travel                                 7,375                   5,226
Automotive                             2,925                   6,040
Bad debts                                884                 106,879
Amortization                         132,213                 107,755
Capitalization of research &
development                         (243,759)               (204,890)

                                     179,594                 265,293

LOSS BEFORE INCOME TAXES             (37,000)                (45,937)

RECOVERY OF SCIENTIFIC RESEARCH
TAX CREDITS                           84,172                  75,202

NET INCOME                            47,172                  29,265

RETAINED EARNINGS, beginning
of year                              719,762                 690,497

RETAINED EARNINGS, end
of year                        $     766,934           $     719,762

Gemini Learning Systems Inc.
Balance Sheet as at May 31, 1998
(Unaudited See Notice to Reader)
As Restated

                                        1998                    1997

                                ASSETS
CURRENT
Accounts receivable            $      29,085           $       8,307
Prepaid expenses and sundry
assets                                 3,409                   3,410
Income taxes recoverable              84,172                  75,202
                                     116,666                  86,919

RESEARCH AND DEVELOPMENT           1,188,748                 944,989
Less accumulated amortization        377,361                 258,485
                                     811,387                 686,504

CAPITAL ASSETS                        32,025                  39,912

                               $     960,078           $     813,335

                                LIABILITIES
CURRENT
Bank Indebtedness              $       6,949           $      68,772
Accounts payable and accrued-
liabilities                           82,427                   5,431
Capital Lease Obligations              7,144                  10,691
                                      96,520                  84,894
LONG-TERM DEBT
Capital lease obligations,
net of Current portion                 1,516                   8,669
Notes payable                         68,523                       -
Due to shareholders                   26,575                       -

                                     193,134                  93,563

                                SHAREHOLDERS' EQUITY
CAPTIAL STOCK
Authorized 26,000 common shares
Issued 1,000 common shares                10                      10
RETAINED EARNINGS                    766,934                 719,762

                                     766,944                 719,772
                               $     960,078          $      813,335

APPROVED ON BEHALF OF THE BOARD
_______________________Director

                         Gemini Learning Systems Inc.
                Notes to the Financial Statements May 31,1998
                (Unaudited - See Notice to Reader) As Restated







1.	RESTATEMENT OF FINANCIAL STATEMENTS

The accompanying financial statements have been restated to reflect a change in accounting for research and development expenditures. All research and development expenditures net of refundable income tax credits have been capitalized and are being amortized on a ten year straight line basis. This change has been applied retroactively. The result of this change in accounting policy has resulted in Research and Development in the net amount of $811,387 (1997-$686,504), being capitalized. Correspondingly retained earnings has increased by $811,387 (1997-$686,504), and amortization expense has increased by $118,876 (1997-$94,500).

                        GEMINI LEARNING SYSTEMS INC.
                      Financial Statements (Unaudited)
                                May 31, 1997











                                                        Glen J. Diduck
                                                        Chartered Accountant

GLEN J. DIDUCK
CHARTERED ACCOUNTANT                                1603 10TH AVENUE S.W.
                                                    CALGARY, ALBERTA T3C 0J7
                                                    FAX. (403) 244.7030
                                                    TEL. (403) 244-4757





                                Notice to Reader


I have compiled the balance sheet of Gemini Learning Systems Inc. as at May 31, 1997 and the statement of loss and retained earnings for the year then ended from information provided by management. I have not audited, reviewed or otherwise attempted to verify the accuracy or completeness of such information. Readers are cautioned that these statements may not be appropriate for their purposes.

The Prior years financial statements were prepared by other accountants. No opinion is or was expressed thereon.


                                                        /s/Glen J. Diduck/s/
September 5, 1997                                       CHARTERED ACCOUNTANT

Gemini Learning Systems Inc.
Balance Sheet as of May 31,1997
(Unaudited - See Notice to Reader)

                                        1997                    1996

                                ASSETS
CURRENT
Accounts receivable            $       8,307           $      29,576
Prepaid expenses                       3,410                   3,109
Income taxes recoverable              75,202                 165,327
                                      86,919                 198,012
LONG-TERM INVESTMENTS
Investment in subsidiary                   -                   1,000
CAPITAL ASSETS                        39,912                  26,448
                               $     126,831           $     225,460

                                LIABILITIES
CURRENT

Bank indebtedness              $      68,772           $       63,761
Accounts payable and accrued
liabilities                            5,431                   14,739
Capital Lease Obligations             10,691                    9,153
                                      84,894                   87,653

LONG-TERM DEBT

Capital lease obligations, net
of current portion             $       8,669            $           -
Notes payable                              -                   22,557
Due to shareholders                        -                      857
                                      93,563                  111,067

                                SHAREHOLDERS' EQUITY
CAPTIAL STOCK

Authorized
26,000 common shares
Issued 10
common shares                             10                       10

RETAINED EARNINGS                     33,258                  114,383
                                      33,268                  114,393
                               $     126,831             $    225,460


APPROVED ON BEHALF OF THE BOARD
_______________________Director

Gemini Learning Systems Inc.
Statement of Loss and Retained Earnings
for the year ended May 31, 1997
(Unaudited - See Notice to Reader)

                                        1997                    1996

SALES                          $     219,356             $    312,089
COST OF SALES                         50,116                  221,142
GROSS PROFIT                         169,240                   90,947

GENERAL AND ADMINISTRATIVE EXPENSES

Wages and benefits                   114,362                   91,663
Office                                30,607                   26,561
Rent                                  20,773                   19,365
Bank Charges and Interest             20,205                    6,275
Telephone                              8,220                    7,001
Automotive                             6,040                    6,330
Travel                                 5,226                    1,591
Bad debts                            106,879                        -
Amortization                          13,255                    2,467
                                     325,567                  161,253

LOSS BEFORE INCOME TAXES            (156,327)                 (70,306)

RECOVERY OF SCIENTIFIC RESEARCH
INCOME TAX CREDITS                    75,202                   94,244

NET INCOME (LOSS)                    (81,125)                  23,938


RETAINED EARNINGS, beginning
of year                              114,383                   90,445

RETAINED EARNINGS, end
of year                        $      33,258             $    114,383